UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2006

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Winstead Drive	Registrant’s telephone number,
Cary, NC	including area code:	27513
(Address of principal executive offices)	(919) 297-1600	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On March 22, 2006, certain members of senior management of R.H. Donnelley Corporation (the “Company”) made a presentation at the Company’s Investor Day. During its presentation, management presented a slide presentation, a copy of which is attached hereto as exhibit 99.1.
     None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company. A copy of this press release has been attached hereto as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
The following exhibit is filed with this report:

Exhibit No.	Exhibit Description
99.1	Slide presentation given on March 22, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Robert J. Bush
Robert J. Bush
Vice President, General Counsel
& Corporate Secretary

Date: March 23, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Slide presentation given on March 22, 2006.

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